UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)          December 7, 2005

SOUTHWEST CASINO CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-50572	87-0686721
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 Killebrew Drive, Suite 350, Minneapolis, MN		55425
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code       952-853-9990

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a.12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFT 240.13e-4(c))

Item 5.02                     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(d)           Selection of Audit Committee Members.

On December 7, 2005, Southwest Casino Corporation elected four new independent (as defined under the rules of the NASDAQ) directors.  Southwest’s Board of Directors now consists of four independent directors and James Druck, Southwest’s CEO.

At a regular meeting of the Board of Directors on January 10, 2006, the Board selected David Abramson, Jim Holmes and Gregg Schatzman, each an independent member of the Board of Directors, to serve on the Audit Committee of the Board of Directors.  The Board appointed Mr. Abramson as Chair of its Audit Committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST CASINO CORPORATION

Date: January 17, 2006

	By:	/s/ Thomas E. Fox
Name: Thomas E. Fox
Title: President